SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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PACHOLDER HIGH YIELD FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[    ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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PACHOLDER HIGH YIELD FUND, INC.

8044 Montgomery Road, Suite 555

Cincinnati, OH 45236

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on February 22, 2005

January 28, 2005

To the Shareholders:

The Annual Meeting of the shareholders of Pacholder High Yield Fund, Inc. (the “Fund”) will be held on February 22, 2005, at 10:30 a.m., Eastern Time, at the Towers of Kenwood Conference Room, 8044 Montgomery Road, East Tower, 1st Floor, Cincinnati, Ohio, for the following purposes:

1. To elect a Board of four Directors to serve until the next Annual Meeting and until their successors are elected and qualified (Proposal 1);

2. To approve a new investment advisory agreement between the Fund and Pacholder & Company, LLC to take effect upon termination of the current investment advisory agreement (Proposal 2); and

3. To consider and act upon such other business as may properly come before the meeting and any adjournments thereof.

The close of business on December 21, 2004, has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors,

James P. Shanahan, Jr.

Secretary

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR PROMPT RETURN OF THE PROXY WILL HELP ENSURE A QUORUM AT THE MEETING AND AVOID THE EXPENSE TO THE FUND OF FURTHER SOLICITATION.

PACHOLDER HIGH YIELD FUND, INC.

8044 Montgomery Road, Suite 555

Cincinnati, OH 45236

PROXY STATEMENT

Annual Meeting of Shareholders to be held February 22, 2005

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Pacholder High Yield Fund, Inc. (the “Fund”) for use at the Annual Meeting of shareholders to be held on February 22, 2005, and at any adjournments thereof. If the enclosed proxy is executed properly and returned in time to be voted at the meeting, the shares represented will be voted according to the instructions contained therein. Executed proxies that are unmarked will be voted for the election of all nominees for director and in favor of all other proposals. A proxy may be revoked at any time prior to its exercise by filing with the Secretary of the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person. This proxy statement and the related proxy card will be mailed to shareholders on or about January 28, 2005.

The Board of Directors has fixed the close of business on December 21, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. As of the record date, the Fund had outstanding 12,892,839 shares of Common Stock and 2,640 shares of Series W Auction Rate Cumulative Preferred Stock. Each outstanding share is entitled to one vote. According to information available to the Fund, as of the record date, no person owned beneficially 5% or more of the outstanding shares of the Fund. On the record date, the directors and officers of the Fund as a group owned beneficially 143,539 common shares of the Fund.

The presence in person or by proxy of the holders entitled to cast a majority of all the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business at the Annual Meeting. Broker non-votes, abstentions and withhold-authority votes all count for the purpose of determining a quorum. If a quorum is present at the meeting but sufficient votes in favor of one or more proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting or represented by proxy. The persons named as proxies will vote in favor of such adjournment if they determine that adjournment and additional solicitation is reasonable and in the interests of shareholders of the Fund.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors has nominated the four persons listed below for election as directors, each to hold office until the next Annual Meeting of shareholders and until his successor is elected and qualified. Each of the nominees is currently serving as a director of the Fund and was elected at the Annual Meeting of shareholders held on November 17, 2003.

Each nominee has consented to being named in this proxy statement and has agreed to serve as a director of the Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Fund may recommend. There are no family relationships among the nominees.

Under the Fund’s charter the holders of the outstanding shares of Auction Rate Cumulative Preferred Stock, voting as a separate class, are entitled to elect two directors and the holders of the outstanding shares of Common Stock and Auction Rate Cumulative Preferred Stock, voting together as a single class, are entitled to elect the remaining directors of the Fund. The Board of Directors has nominated Messrs. Morgan and Woodard for election by holders of the Auction Rate Cumulative Preferred Stock and Messrs. Grant and Williamson for election by the holders of the Common Stock and Auction Rate Cumulative Preferred Stock, voting together as a single class. The directors will be elected by a plurality of the votes cast at the meeting, provided that a quorum is present. Votes to withhold authority will not be considered votes cast for this purpose. The following table sets forth information concerning the nominees.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Interested Director
William J. Morgan* 8044 Montgomery Road Suite 555 Cincinnati, OH 45236 Age 50	President and Director	Elected annually; director since 1988.	President, Treasurer and Director, Pacholder Associates, Inc.

Non-Interested Directors John F. Williamson 24 Barcelona Way Hot Springs Village, AR 71909 Age 66	Chairman of the Board	Elected annually; Chairman of the Board since Feb. 2004 and director since 1991.	Chairman and President, Williamson Associates, Inc. (investment adviser) January 1997 to June 2002; Director of ICO Inc., April 1995 to May 2002, Chairman from June 2001 to May 2002.

George D. Woodard 22229 North 54th Way Phoenix, AZ 85054-7144 Age 58	Director	Elected annually; director since 1995.	Technical Specialist, Henry & Horne, P.L.C. (certified public accountants) since March 2000 and 1996-1999; Realtor with A.S.K. Realty August 1999 to February 2000.

Daniel A. Grant 1440 Greenfield Crossing Ballwin, MO 63021 Age 60	Director	Elected annually; director since 1992.	President, Utility Management Services (business consulting).

*	Mr. Morgan is considered an “interested person” of the Fund as defined in the 1940 Act because of his affiliation with Pacholder Associates, Inc., a member of the Fund’s investment adviser.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

Fund Shares Owned by Directors

The following table sets forth, for each director, the amount and dollar range of equity shares beneficially owned in the Fund as of December 31, 2004. The information as to beneficial ownership is based on statements furnished to the Fund by each director. Unless otherwise noted, (i) beneficial ownership is based on sole investment power and (ii) each director’s individual beneficial shareholdings of the Fund constitute less than 1% of the outstanding shares of the Fund.

Name of Director	Dollar Range of Fund Shares Beneficially Owned
William J. Morgan*	Over $100,000
George D. Woodard	Over $100,000
Daniel A. Grant	$10,001-$50,000
John F. Williamson	$10,001-$50,000

*	Mr. Morgan is considered an “interested person” of the Fund as defined in the 1940 Act because of his affiliation with Pacholder Associates, Inc., a member of the Fund’s investment adviser.

Audit Committee, Nominating Committee and Board of Directors Meetings

The Board of Directors has an Audit Committee composed entirely of directors who are not “interested persons” of the Fund, the Adviser or its affiliates as that term is defined in the 1940 Act. The Audit Committee operates pursuant to a written charter, which was most recently amended on May 24, 2004 and most recently filed with the Securities and Exchange Commission (“SEC”) in 2001. The Audit Committee is responsible for conferring with the Fund’s independent accountants, reviewing the scope and procedures of the year-end audit, reviewing annual and semi-annual financial statements and recommending the selection of the Fund’s independent accountants. In addition, the Audit Committee may address questions arising with respect to the valuation of certain securities in the Fund’s portfolio. The members of the Audit Committee are George D. Woodard (Chairman), Daniel A. Grant and John F. Williamson. The report of the Audit Committee, as approved on August 24, 2004, is attached to this proxy statement as Appendix 1. A copy of the Audit Committee charter is attached as Appendix 2.

In September of 2004 the Board of Directors established a Nominating Committee composed entirely of directors who are not “interested persons” of the Fund. The members of the Nominating Committee are George D. Woodard, Daniel A. Grant and John F. Williamson. The Nominating Committee operates pursuant to a written charter adopted in December 2004. A copy of the Fund’s Nominating Committee Charter is attached as Appendix 3. The Nominating Committee is responsible for identifying, evaluating, selecting and nominating, or recommending for nomination, candidates for the Board of Directors. The Nominating Committee may consider candidates for the Board of Directors submitted by current directors, the Fund’s investment adviser or its affiliates, the shareholders of the Fund or other appropriate sources. Shareholders can submit recommendations in writing to the attention of the Nominating Committee at 8044 Montgomery Road, Suite 555, Cincinnati, Ohio 45236. A candidate should have certain characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The Nominating Committee will also consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness. A detailed description of the criteria used by the Nominating Committee as well as the information required to be provided by shareholders submitting candidates for consideration is set forth in the attached Nominating Committee Charter. The nominees for director listed in this proxy statement are all current directors of the Fund.

During the fiscal year ended December 31, 2004, the Board of Directors met seven times. All directors attended all of the Board meetings. The Audit Committee held four meetings during 2004 at which all committee members were in attendance. The Nominating Committee has not met since it was established in September 2004.

Officers of the Fund

The officers of the Fund are elected by and hold office at the discretion of the Board of Directors of the Fund. The Board of Directors has elected three executive officers of the Fund. The following table sets forth information concerning each executive officer of the Fund who served during all of the last fiscal year of the Fund.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
William J. Morgan* 8044 Montgomery Road Suite 555 Cincinnati, OH 45236 Age 50	President and Director	President since 2000; director since 1988. Chairman of the Board, 1997-Feb. 2004.	President and Treasurer, Pacholder Associates, Inc.

James P. Shanahan, Jr.* 8044 Montgomery Road Suite 555 Cincinnati, OH 45236 Age 43	Secretary	Position held since 1988.	Executive Vice President and General Counsel, Pacholder Associates, Inc.

James E. Gibson* 8044 Montgomery Road Suite 555 Cincinnati, OH 45236 Age 40	Treasurer	Position held since 2000.	Executive Vice President, Pacholder Associates, Inc.

*	Messrs. Morgan, Shanahan and Gibson are considered “interested persons” of the Fund as defined in the 1940 Act because of their affiliation with Pacholder Associates, Inc., a member of the Fund’s investment adviser.

Compensation of Directors and Officers

Directors and officers of the Fund, who are employed by the Fund’s investment adviser or a corporate affiliate of the adviser, serve without compensation from the Fund. The Fund pays each director who is not an employee of the adviser or any corporate affiliate of the adviser an annual fee of $15,000 plus $1,750 for each meeting of the Board of Directors or Audit Committee attended in person or $1,000 for each meeting attended by telephone, and reimburses directors for travel and other out-of-pocket expenses incurred by them in connection with attending in-person meetings. The Fund’s officers are compensated by Pacholder Associates, Inc. for services rendered to the Fund. The following table sets forth the information concerning the compensation paid by the Fund to directors and executive officers during the fiscal year ended December 31, 2004.

Name and Position	Aggregate Compensation from the Fund (1)
John F. Williamson Chairman of the Board	$27,250
William J. Morgan* President and Director	$0
George D. Woodard Director	$27,250
Daniel A. Grant Director	$27,250
James P. Shanahan, Jr.* Secretary	$0
James E. Gibson* Treasurer	$0

(1)	The Fund does not offer any pension or retirement plan benefits to its directors or officers.

*	Messrs. Morgan, Shanahan and Gibson are considered “interested persons” of the Fund as defined in the 1940 Act because of their affiliation with Pacholder Associates, Inc., a member of the Fund’s investment adviser.

Section 16(a) Beneficial Owner Reporting Compliance

Based on information submitted to the Fund, all directors and officers of the Fund filed on a timely basis with the SEC the reports of beneficial ownership of Fund shares required by Section 16(a) of the Securities Exchange Act of 1934.

PROPOSAL 2: APPROVAL OF NEW ADVISORY AGREEMENT

Background

Pacholder & Company, LLC (the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Adviser and the Fund dated March 31, 2003 (the “Current Advisory Agreement”). The Current Advisory Agreement was approved by shareholders on December 17, 2002. As explained in more detail below, shareholders are being asked to approve a new investment advisory agreement between the Adviser and the Fund (the “New Advisory Agreement”).

The Current Advisory Agreement, as required by the 1940 Act, contains a provision requiring that the agreement terminate in the event of an “assignment.” Under the 1940 Act, a change in control of an investment adviser results in an assignment and termination of the adviser’s investment advisory contracts. As described below, Pacholder Associates, Inc. (“Pacholder”), one of the members of the Adviser, would undergo a change in control upon consummation of a proposed transaction. Such a change in control could be deemed to result in a change in control of the Adviser and could be deemed to result in the assignment of, and therefore the termination of, the Current Advisory Agreement. To avoid any uncertainty about the status of the Current Advisory Agreement, the Board of Directors believes that it is prudent and in the best interest of the Fund to obtain shareholder approval of the New Advisory Agreement. As discussed below, neither the Adviser, nor the personnel responsible for providing advisory services to the Fund, nor the services provided to the Fund, are expected to change as a result of the proposed transaction. In addition, the terms of the New Advisory Agreement are the same in all material respects as the terms of the Current Advisory Agreement.

Summary of the Proposed Transaction

Pacholder, located at 8044 Montgomery Road, Suite 555, Cincinnati, Ohio, owns 51% of the equity interest in the Adviser, and Banc One Investment Advisors Corporation (“BOIA”), located at 1111 Polaris Parkway, Columbus, Ohio, owns the remaining 49%. BOIA is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (formerly Bank One Corporation).

Pacholder and Kenwood Administrative Management, Inc. (“Kenwood”), together with Messrs. Morgan, Shanahan and Gibson (the “Principals”) in respect of certain indemnification provisions, have entered into a purchase agreement with JPMorgan Investment Management, Inc., BOIA and One Group Administrative Services, Inc. (“OGA”) (collectively, the “Purchasers”) pursuant to which Pacholder and Kenwood have agreed to sell to the Purchasers substantially all of their assets that relate to the investment advisory and fund administration and accounting businesses, including Pacholder’s 51% equity interest in the Adviser and the accounting services agreement with the Fund and Kenwood’s administrative services agreement with the Fund (the “Proposed Transaction”). The Purchasers have agreed to assume substantially all of the operating liabilities and contractual obligations of Pacholder and Kenwood that relate to the investment advisory and fund administration and accounting businesses. If the Proposed Transaction is consummated, the Purchasers will hire all of the employees of Pacholder involved in the investment advisory business, including the Principals. It is also contemplated that the Purchasers or one of their affiliates will provide administration and fund accounting services to the Fund. Such services would be performed pursuant to new administration and fund accounting agreements, the terms of which will be considered and approved by the Fund’s Board of Directors. The purchase agreement provides for a material portion of the purchase price to be deferred and paid to the Principals over time. In various circumstances related to the termination of the employment of the Principals by the Purchasers, some or all of the deferred portion of the purchase price might be retained by the Purchasers. The purchase agreement includes customary representations and warranties, indemnification provisions and closing conditions, including approval of a new investment advisory agreement by the Board and shareholders of the Fund.

After the closing of the Proposed Transaction, the Adviser would continue to be the Fund’s investment adviser, and the Purchasers expect that there will be no change as a result of the Proposed Transaction in the Fund’s portfolio manager or the other personnel who provide the investment advisory services to the Fund.

The 1940 Act provides a rebuttable presumption that the direct or indirect owner of more than 25% of the outstanding shares of an entity controls that entity. Because Pacholder may be deemed to be a controlling person of the Adviser, the change in control of Pacholder may be deemed to result in a change in control of the Adviser. Based largely on this presumption, the Adviser has advised the Fund’s Board of Directors that it believes that the Proposed Transaction may cause an assignment of the Current Advisory Agreement. To avoid any uncertainty about the status of the Current Advisory Agreement, the Fund’s directors believe that it is prudent and in the best interest of the Fund to obtain shareholder approval of the New Advisory Agreement.

The Proposed Transaction would not result in any change to the Adviser’s personnel or investment advisory services provided to the Fund. It is requested that William J. Morgan will continue to serve as the Fund’s portfolio manager and continue to have primary responsibility for the day-to-day management of the Fund’s portfolio. It is also expected that Messrs. Morgan and Shanahan will continue to serve on the Adviser’s Board of Managers, although there may be a change in managers or additional managers appointed by BOIA. The current composition of the Adviser’s Board of Managers is set forth below.

Name and Address	Principal Occupation
William J. Morgan 8044 Montgomery Road Suite 555 Cincinnati, OH 45236	President and Treasurer, Pacholder Associates, Inc.

James P. Shanahan, Jr. 8044 Montgomery Road Suite 555 Cincinnati, OH 45236	Executive Vice President and General Counsel, Pacholder Associates, Inc.

Gary J. Madich 1111 Polaris Parkway Columbus, OH 43271-0211	Senior Managing Director, Banc One Investment Advisors Corporation.

Verlin L. Horn 1111 Polaris Parkway Columbus, OH 43271-0211	Chief Risk Officer, JPMorgan Fleming Asset Management.

The Current and New Advisory Agreements

Except for differences in the effective and renewal dates, and the provisions regarding the timing of fee payments, the Current and New Advisory Agreements are substantially identical. A form of the New Advisory Agreement is attached to this proxy statement as Exhibit A.

Pursuant to both agreements, the Adviser, subject to the supervision of the Fund’s Board of Directors and in accordance with the Fund’s investment objective, policies and restrictions, identifies securities suitable for investment by the Fund, makes investment decisions, and places purchase and sale orders. Both agreements provide that the Adviser will obtain and evaluate such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to make investment decisions on behalf of the Fund, and will manage continuously the assets of the Fund in a manner consistent with its investment objective and policies.

Under both agreements the Adviser bears the cost of rendering the investment management and supervisory services to be performed by it under the agreement, pays the compensation of the officers and employees of the

Fund who are employees of the Adviser or any corporate affiliate of the Adviser, if any, and provides such office space, facilities and equipment and maintains such records as required by applicable law or as the Adviser reasonably requires in the management of the assets of the Fund.

Under both agreements expenses not expressly assumed by the Adviser are paid by the Fund. The expenses borne by the Fund include, but are not limited to, the following: investment advisory fees; fees and expenses of any registrar, administrator, fund accountant, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; expenses of registration of the Fund and its shares under federal and state securities laws; all expenses of shareholders’ and directors’ meetings and of preparing, printing and mailing prospectuses, proxy statements and reports to shareholders; directors’ fees and expenses; expenses incident to any dividend reinvestment program; charges and expenses of any outside service used for pricing of the Fund’s portfolio securities; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings; fees and expenses incident to the listing of the Fund’s shares on any stock exchange; insurance premiums; and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto).

As full compensation for the services provided, facilities furnished and expenses paid by the Adviser under both the Current and New Advisory Agreement, the Adviser is entitled to receive an annual investment advisory fee which increases or decreases from a “fulcrum fee” of 0.90% of the Fund’s average net assets based on the total return investment performance of the Fund for the prior 12-month period relative to the percentage change in the Credit Suisse First Boston (CSFB) High Yield Index, Developed Countries Only (the “Index”) for the same period (the “Index Return”). The investment advisory fee is paid at an annual rate that varies between 0.40% and 1.40% of the Fund’s average net assets. The fee is structured so that it will be 0.90% if the Fund’s investment performance for the preceding 12 months (net of all fees and expenses, including the advisory fee) equals the Index Return. The advisory fee increases or decreases from the 0.90% “fulcrum fee” by 10% of the difference between the Fund’s investment performance during the preceding 12 months and the Index Return during the same period, up to the maximum fee of 1.40% or down to the minimum fee of 0.40%. For the fiscal year ended December 31, 2004, investment advisory fee paid by the Fund was $2,530,808.

Under the Current Advisory Agreement, the investment advisory fee is payable quarterly. Under the New Advisory Agreement the investment advisory fee is payable monthly. In addition, the New Advisory Agreement provides that the Adviser will receive the minimum fee (0.40%) during the 12-month period following the effective date of the New Advisory Agreement, at which time any balance due based on the Fund’s investment performance during that period will be paid by the Fund to the Adviser.

Each agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or its shareholders for any act or omission by the Adviser or for any losses sustained by the Fund or its shareholders. Neither agreement restricts the Adviser from acting as investment manager or adviser to others, including entities that may have investment objectives similar or identical to those of the Fund.

Both the Current Advisory Agreement and the New Advisory Agreement are renewable annually by the Board of Directors of the Fund, or by vote of the holders of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, and by the vote of a majority of the directors of the Fund who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

The Current and New Advisory Agreements terminate automatically in the event of an “assignment” (as defined in the 1940 Act) and may be terminated without penalty at any time by majority vote of the entire Board of Directors of the Fund, or by vote of the holders of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, on 30 days’ written notice to the Adviser, or by the Adviser on 180 days’ written notice to the Fund.

Consideration by the Board of Directors

On December 8, 2004, the Board of Directors held a meeting called for the purpose of considering the New Advisory Agreement, among other matters. At the meeting, senior officers of Pacholder and BOIA discussed the Proposed Transaction. Senior management of Pacholder and BOIA represented, among other things, that following the Proposed Transaction the Adviser expected to continue operating its business in the same manner as before the Proposed Transaction and that the Proposed Transaction was not expected to result in any significant change with respect to the Adviser’s personnel or day-to-day management of the Fund.

In its consideration of the New Advisory Agreement, the Board reviewed the nature, extent and quality of the services provided, and to be provided, by the Adviser, the investment performance of the Fund, and the costs of the services and estimated profits realized by the Adviser and its affiliates from the relationship with the Fund. As discussed below, the Board of Directors relied upon comparisons of the advisory fee payable by the Fund to the investment advisory arrangements of other comparable closed-end funds. In addition, the Board of Directors considered that the terms of the New Advisory Agreement would be the same as the Current Advisory Agreement in all material respects. Because the Fund is a closed-end fund without daily inflows or outflows of new capital and because the investment advisory fee is a “fulcrum fee”, the Board of Directors did not give special consideration to whether economies of scale might be realized in managing the Fund’s assets.

The Board of Directors considered and found the following specific factors in support of approval of the New Advisory Agreement:

•	The Adviser’s performance of its obligations under the Current Advisory Agreement and the expectation that the Proposed Transaction will not result in any significant change with respect to the Adviser’s personnel or day-to-day management of the Fund;

•	The expectation that the Adviser will continue to execute its obligations under the New Advisory Agreement consistently over time;

•	The Adviser has the requisite expertise and experience, as well as sufficient financial resources, to fulfill its commitments to the Fund under the New Advisory Agreement;

•	The Fund’s performance for the past 1, 3, 5 and 10-year periods was above average compared to other closed-end funds in the Fund’s Morningstar peer group;

•	The Fund’s average annual total return between 1989 and 2004 was above the average annual total returns for other closed-end funds in the Fund’s Morningstar peer group; and

•	The Adviser’s estimated profitability in respect of the Current Advisory Agreement has been reasonable and appears to be in line with general industry standards.

The Board of Directors relied on comparisons of the advisory fee under the New Advisory Agreement to advisory fees paid by other closed-end high yield funds and found the following:

•	The New Advisory Agreement’s 90 basis point fulcrum fee, which is the same as the Current Advisory Agreement, was somewhat higher than the average fixed advisory fee paid by other closed-end high yield funds, although the Fund’s overall expense ratio (at the fulcrum fee) was slightly below the average expense ratio;

•	Although the Adviser earned the maximum 140 basis point fee in 2003 and was expected to do so again in 2004, in 2001 and 2002 the Adviser earned the minimum 40 basis point fee, and the Fund’s actual advisory fee and expense ratio in those years were materially lower than most other closed-end high yield funds; and

•	The two largest closed-end high yield funds have fixed advisory fees of 90 basis points and 115 basis points, respectively.

Based on these comparisons, the Board of Directors found the compensation to be paid to the Adviser under the New Advisory Agreement to be fair and reasonable in relation to the services to be provided by the Adviser. Because the Adviser does not have any advisory clients other than the Fund, the Board did not compare the advisory services to be provided to the Fund under the New Advisory Agreement to the investment advisory services being provided by the Adviser to other clients. However, the Board did consider the advisory fees charged by Pacholder and its affiliates to other client accounts investing in high yield securities.

The Board of Directors also considered information concerning the Purchasers, including, among other matters, the nature and extent of their investment advisory businesses, their financial and other resources, the Purchasers’ high yield assets under management, the Purchasers’ investment company business, the fund support capabilities of the Purchasers and their affiliates, significant legal proceedings involving the Purchasers, and the potential benefits to the Fund of the Adviser’s ownership by the Purchasers, and found that the Proposed Transaction should not have a material impact on the Adviser’s execution of its duties under the New Advisory Agreement.

During the course of its deliberations, the Board of Directors reached the following conclusions, among others: (i) the Adviser is qualified to manage the assets of the Fund in accordance with the New Advisory Agreement based in part on the Fund’s experience with the Adviser in the past; (ii) the Fund’s performance over time has been above average compared to other closed-end funds in the Fund’s Morningstar peer group; and (iii) the compensation to be paid to the Adviser under the New Advisory Agreement is fair and reasonable in relation to the services to be provided by the Adviser, the compensation paid by the Fund under the Current Advisory Agreement and various industry averages for comparable funds.

The Adviser has informed the Board of the legal proceedings that are described under the heading “Legal Proceedings” below, discussed with the Board such information and issues as the Board requested from time to time and kept the Board apprised of the status of the legal proceedings. The Board took into consideration the legal proceedings; however, the Board found these proceedings were not directly relevant to the Adviser and the New Advisory Agreement for a number of reasons. Although some of the parties involved in the legal proceedings are affiliated with the Adviser, they do not serve as the Fund’s investment adviser nor will they do so under the New Advisory Agreement. None of the activity discussed under the heading “Legal Proceedings” took place with respect to the Fund, the Adviser or Pacholder. In addition, none of the activity involved any of the personnel involved in providing services to the Fund. The Board concluded that these legal proceedings were not expected to impact the Fund. Finally, the Board noted that the Fund is not subject to the types of activity discussed under the heading “Legal Proceedings” because the Fund is closed-end rather than open-end and does not issue shares to or redeem shares from its shareholders in the ordinary course of its business.

The Board of Directors also considered the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in effect, that the investment adviser of a registered investment company, or an affiliated person of such adviser, may receive any amount or benefit in connection with the sale of the adviser’s business provided that two conditions are satisfied. First, an “unfair burden” must not be imposed on the investment company as a result of the sale or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” as defined in the 1940 Act includes any arrangement during the two-year period after the transaction whereby the predecessor or successor investment adviser, or any “interested person” (as defined in the 1940 Act) of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services), or from the investment company or its security holders (other than fees for bona fide investment advisory and other services). The Board of Directors was advised that management was not aware of any circumstances relating to the Proposed Transaction that might result in the imposition of an “unfair burden” on the Fund. The second condition of Section 15(f) is that, during the three-year period immediately following the Proposed Transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the successor or predecessor adviser. The Board of Directors currently satisfies and intends to continue to satisfy this condition.

After consideration of the New Advisory Agreement, the Board of Directors, including all of the directors who are not “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser, determined that the New Advisory Agreement is in the best interest of the Fund’s shareholders and voted to approve the New Advisory Agreement and to submit the New Advisory Agreement for approval by shareholders of the Fund.

Required Vote

Approval of the New Advisory Agreement requires the affirmative vote of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. Under the 1940 Act, the vote of “a majority of the outstanding securities” means the vote (i) of 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) of more than 50% of the shares, whichever is the less. For this purpose, the holders of the Auction Rate Cumulative Preferred Stock and the Common Stock will vote together as a single class. Abstentions and broker non-votes (i.e., shares held in the name of a broker or nominee for which an executed proxy is received, but which have not been voted because the broker or nominee does not have discretionary voting power and voting instructions have not been received from the beneficial owner) will not be considered votes cast and, for purposes of clause (i) above, will have the same effect as votes cast against the proposal.

If shareholders of the Fund approve the New Advisory Agreement, it will become effective upon termination of the Current Advisory Agreement and consummation of the Proposed Transaction. If the Proposed Transaction is not consummated, the Current Advisory Agreement will remain in effect until terminated in accordance with its terms.

If the shareholders of the Fund do not approve the New Advisory Agreement, the Current Advisory Agreement will remain in effect until terminated in accordance with its terms and the Board of Directors will consider whether to pursue alternative action.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE NEW ADVISORY AGREEMENT.

PROPOSAL 3: OTHER BUSINESS

The management of the Fund knows of no other business that may come before the Annual Meeting. If any additional matters are properly presented at the meeting, the persons named in the accompanying proxy, or their substitutes, will vote such proxy in accordance with their best judgment on such matters.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Adviser serves as the Fund’s investment adviser. The Adviser is an affiliate of Pacholder, BOIA, and JPMorgan Investment Management, Inc., each an investment advisory firm. The Adviser makes and implements investment decisions and provides a continuous investment program for the Fund, including investment research and management with respect to all securities and investments of the Fund.

Administrative and Accounting Services

Kenwood, 8044 Montgomery Road, Suite 555, Cincinnati, OH 45236, an affiliate of the Adviser and Pacholder, serves as administrator of the Fund. Kenwood monitors the Fund’s compliance with various regulatory requirements, coordinates and monitors the activities of the Fund’s other service providers, handles various public and shareholder relations matters, and assists in the preparation of financial and other reports. For the fiscal year ended December 31, 2004, the administrative fee paid to Kenwood by the Fund was $187,698.

Pacholder, an affiliate of the Adviser, is responsible for (i) accounting relating the Fund and its investment transactions, (ii) determining the net asset value per share of the Fund, (iii) maintaining the Fund’s books of account, and (iv) monitoring, in conjunction with the Fund’s custodian, all corporate actions, including dividends and distributions and stock splits, in respect of securities held in the Fund’s portfolio. For the fiscal year ended December 31, 2004, the accounting service fee paid by the Fund to Pacholder was $46,522.

Following consummation of the Proposed Transaction, it is contemplated that the Board of Directors will consider new arrangements for fund accounting and fund administration services with the Purchasers or one of their affiliates.

Legal Proceedings

On September 3,2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in the One Group Mutual Funds (the “One Group Funds”). Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, BOIA entered into agreements with the SEC and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain One Group Funds, possible late trading of certain One Group Funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the settlement agreement, BOIA or its affiliates, not including the Adviser, agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the One Group Funds as noted below. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain One Group Funds in the aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the board of trustees of the One Group Funds and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the 1940 Act, (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the One Group Funds’ board of trustees in monitoring compliance and reviewing management fee arrangements. Under the terms of the SEC Order and the settlement agreement, the $50 million payment by BOIA will be used to fund a pool established for distribution to affected shareholders of certain One Group Funds. This pool will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant in consultation with BOIA and acceptable to the board ‘s independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market-timing, and (ii) a proportionate share of advisory fees paid by the One Group Funds that suffered such losses during the period of such market-timing. It is currently expected that such amounts will be paid in 2005.

Mark A. Beeson, the former president and chief executive officer of the One Group Funds and a former senior managing director of BOIA and former manager of the Adviser, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG. The agreement with the SEC is reflected in the SEC Order, which states, among other things, that BOIA and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the One Group Funds that was inconsistent with the terms of the One Group Funds’ prospectus and that was potentially harmful to the One Group Funds, (ii) failing to disclose to the board or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of One Group Funds’ portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing One Group Funds, without the knowledge of its board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order. BOIA and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and BOIA neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multi-district Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the One Group Funds during specified periods and the other was filed as a derivative action on behalf of One Group Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above. These actions name as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Bank One Funds’ distributor, One Group Services Company (the One Group Funds’ former distributor), Banc One High Yield Partners, LLC (whose members are BOIA and Pacholder and which is the sub-adviser to One Group High Yield Bond Fund and One Group Income Bond Fund), certain officers of One Group Funds and BOIA, the current trustees and a former trustee of the One Group Funds. The putative class action lawsuit also names One Group Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the One Group Funds’ trustees, removal of the One Group Funds’ investment advisers and distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

The foregoing speaks only as of the date of this proxy statement. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

INFORMATION CONCERNING THE INDEPENDENT AUDITORS

On August 24, 2004, the Board of Directors selected PricewaterhouseCoopers LLP (“PwC”) as the independent auditors for the Fund for the fiscal year ended December 31, 2004. PwC will also prepare the Fund’s federal and state income tax returns and provide certain permitted non-audit services. PwC, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Fund. The Audit Committee has considered whether the provision by PwC to the Fund of non-audit services to the Fund or of professional services to the Adviser and entities that control, are controlled by or are under common control with the Adviser is compatible with maintaining PwC’s independence and has discussed PwC’s independence with them. Representatives of PwC are not expected to be present at the Annual Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

PwC replaced Deloitte & Touche LLP (“Deloitte & Touche”), which served as the Fund’s independent auditors since November 1988 and resigned as of June 30, 2004. Deloitte & Touche’s reports on the financial statements of the Fund for fiscal years 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principals. During the past two fiscal years and the subsequent interim period prior to the resignation of Deloitte & Touche, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure that, if not resolved to the satisfaction of Deloitte & Touche, would have caused Deloitte & Touche to make reference to the subject matter of the disagreement in connection with its report. The Fund’s Audit Committee recommend the selection of PwC as the Fund’s new independent auditors.

During the fiscal years ended December 31, 2002 and 2003 and through June 30, 2004, neither the Fund, nor anyone on the Fund’s behalf has consulted Deloitte & Touche on items that (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial state statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described n paragraph (a)(1)(v) of said Item 304).

On or after May 6, 2003, 100% of all services provided by PwC and Deloitte & Touche have been pre-approved as required.

Audit Fees

The aggregate fees billed by PwC and Deloitte & Touche for professional services rendered for the audit of the Fund’s annual financial statements, and the review of the financial statements included in the Fund’s reports to shareholders, for fiscal years ended December 31, 2003 and 2004 were $27,300 and $51,500, respectively.

Audit Related Fees

The aggregate fees billed by PwC and Deloitte & Touche for professional services rendered reasonably related to the performance of the audit or review of the Fund’s financial statements for fiscal years ended December 31, 2003 and 2004 were $25,875 and $7,500, respectively. Audit related fees include amounts for attestation services and review of internal controls.

Tax Fees

The aggregate fees billed by PwC and Deloitte & Touche for professional services rendered for tax compliance, tax advice and tax planning for fiscal years ended December 31, 2003 and 2004 were $3,700 and $3,500, respectively. Tax fees include amounts for tax compliance, tax planning and tax advice.

All Other Fees

The aggregate fees billed by PwC and Deloitte & Touche for professional services rendered for services other than audit, audit related, and tax compliance, tax advice and tax planning for fiscal years ended December 31, 2003 and 2004 were $2,260 and $3,565, respectively. These fees include amounts for research regarding the booking of certain assets.

The aggregate non-audit fees billed by PwC and Deloitte & Touche for professional services rendered to the Fund, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser for fiscal years ended December 31, 2003 and 2004 were $163,820 and $35,582,665, respectively.

SOLICITATION OF PROXIES

In addition to solicitation by mail, solicitations on behalf of the Board of Directors may be made by personal interview, telegram and telephone. Certain officers and regular agents of the Fund, who will receive no additional compensation for their services, may use their efforts, by telephone or otherwise, to request the return of proxies. In addition, Georgeson Shareholder Services may make solicitations on behalf of the Board of Directors by telephone or other means at a cost of $5,000 plus the expense of any solicitation. The costs of the Annual Meeting, including the costs of preparing, assembling, mailing and transmitting proxy materials and of soliciting proxies on behalf of the Board of Directors, will be borne by the Fund. The Fund will reimburse, upon request, broker-dealers and other custodians, nominees and fiduciaries for their reasonable expenses of sending proxy solicitation materials to beneficial owners.

SHAREHOLDER PROPOSALS

If a shareholder wishes to present a proposal for inclusion in the proxy statement for the next Annual Meeting of shareholders, the proposal must be submitted in writing and received by the Secretary of the Fund within a reasonable time before the Fund begins to print and mail its proxy materials.

SHAREHOLDER REPORTS

The Fund’s Annual Report for the fiscal year ended December 31, 2003, and Semi-Annual Report for the six months ended June 30, 2004, may be obtained without charge by calling the Fund toll free at 1-888-294-8217 or by writing to Pacholder High Yield Fund, Inc., 8044 Montgomery Road, Suite 555, Cincinnati, OH 45236.

APPENDIX 1

PACHOLDER HIGH YIELD FUND, INC.

(the “Fund”)

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of the Fund met on February 18, 2004 to review the Fund’s audited financial statements for the fiscal year ended December 31, 2003. The Audit Committee operates pursuant to a charter last amended May 19, 2003, that sets forth the roles of the Fund’s management, independent auditors, the Board of Directors and the Audit Committee in the Fund’s financial reporting process. Pursuant to the charter, the Fund’s management is responsible for the preparation, presentation and integrity of the Fund’s financial statements, internal controls, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors for the Fund are responsible for planning and carrying out proper audits and reviews. The role of the Audit Committee is to assist the Board of Directors in its oversight of the financial reporting process by, among other things, reviewing the scope and results of the Fund’s annual audit with the Fund’s independent auditors and recommending the initial and ongoing engagement of such auditors.

In performing its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with the Fund’s management and its independent auditors, Deloitte & Touche LLP. The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61 and has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1. The Audit Committee also has discussed the independence of Deloitte & Touche LLP with Deloitte & Touche LLP.

Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and Deloitte & Touche LLP. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies or appropriate internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not guarantee that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Deloitte & Touche LLP is in fact “independent.”

Based upon this review and related discussions, and subject to the limitations on the role and responsibilities of the Audit Committee set forth above and in the charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund’s Annual Report for the year ended December 31, 2003.

This report has been approved by all of the members of the Audit Committee (whose names are listed below), each of whom has been determined to be independent pursuant to Section 121(A) of the American Stock Exchange’s listing standards.

Submitted by the Audit Committee

of the Fund’s Board of Directors

George D. Woodard (Chairman)

Daniel A. Grant

John F. Williamson

As approved on August 24, 2004

APPENDIX 2

PACHOLDER HIGH YIELD FUND, INC.

AUDIT COMMITTEE CHARTER

I. Audit Committee Membership and Qualifications

The Audit Committee of Pacholder High Yield Fund, Inc. (the “Company”) shall consist of at least three (3) members appointed by the Company’s Board of Directors (the “Board”). The Board may replace members of the Audit Committee for any reason.

No member of the Audit Committee shall be an “interested person” of the Company, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor shall any member receive any compensation from the Company except compensation for service as a member of the Board or a committee of the Board. Each member of the Committee must be “financially literate” — that is, be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement.

The Board shall determine annually whether any member of the Audit Committee is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.

II. Purposes of the Audit Committee

The purposes of the Audit Committee are:

(a)	to oversee the accounting and financial reporting processes of the Company and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

(b)	to oversee the quality and integrity of the Company’s financial statements and the independent audit thereof;

(c)	to oversee, or, as appropriate, assist Board oversight of, the Company’s compliance with legal and regulatory requirements that relate to the Company’s accounting and financial reporting, internal control over financial reporting and independent audits;

(d)	to approve prior to appointment the engagement of the Company’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Company’s independent auditors;

(e)	to act as a liaison between the Company’s independent auditors and the full Board; and

(f)	to prepare an audit committee report as required by Item 306 of Regulation S-K to be included in proxy statements relating to the election of directors.

The independent auditors for the Company shall report directly to the Audit Committee.

III. Duties and Responsibilities of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

(a)

to approve prior to appointment the engagement of auditors to annually audit and provide their opinion on the Company’s financial statements, to recommend to those Board members who are not “interested

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persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act) the selection, retention or termination of the Company’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors. In evaluating the auditors’ qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing all relationships between the auditors and the Company, as well as the Company’s investment adviser or any control affiliate of the adviser that provides ongoing services to the Company. It is a responsibility of the Audit Committee to engage actively in a dialogue with the auditors with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditors and to take, or recommend that the full Board take, appropriate action to oversee the independence of the auditors;

(b)	to approve prior to appointment the engagement of the auditors to provide other audit services to the Company or to provide non-audit services to the Company, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company;

(c)	to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Company’s auditors to provide any of the services described in (b) above;

(d)	to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

(e)	to consider whether the non-audit services provided by the Company’s auditors to the Company’s investment adviser or any adviser affiliate that provides ongoing services to the Company, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditors’ independence;

(f)	to review the arrangements for and scope of the annual audit and any special audits;

(g)	to review and approve the fees proposed to be charged to the Company by the auditors for each audit and non-audit service;

(h)	to consider information and comments from the auditors with respect to the Company’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Company’s critical accounting policies and practices), to consider management’s responses to any such comments and, to the extent the Audit Committee deems necessary or appropriate, to promote improvements in the quality of the Company’s accounting and financial reporting;

(i)	to consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, the Company’s financial statements, including any adjustments to such statements recommended by the auditors, and to review the auditors’ opinion on the Company’s financial statements;

(j)	to resolve disagreements between management and the auditors regarding financial reporting;

(k)

to review with the Company’s principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported

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evidence of fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting;

(l)	to establish procedures for the receipt, retention and treatment of complaints received by the Company, its investment adviser, administrator, principal underwriter or any other provider of accounting related services to the Company, relating to accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission to the Company of concerns about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

(m)	to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Company’s accounting or financial reporting;

(n)	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

(o)	to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the duties and responsibilities provided in this Charter.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Audit Committee members, at the expense of the Company, as appropriate.

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

IV. Function of the Audit Committee

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditors’ responsibility to plan and carry out a proper audit. Specifically, Company’s management is responsible for: (1) the preparation, presentation and integrity of the Company’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Company’s service providers, including the auditors.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Company’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Company’s management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Company and, in serving on this Committee, are not, and do not hold themselves out to be,

3

acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties the members of the Audit Committee are entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Company whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants or other persons as to matters the director reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the director is not a member.

V. Operations of the Audit Committee

(a)	The Audit Committee shall meet on a regular basis and at least four (4) times annually and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof.

(b)	The Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Company’s bylaws.

(c)	The Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation.

(d)	The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Company management and the Company’s independent auditors. The Committee may also request to meet with internal legal counsel and compliance personnel of the Company’s investment adviser and with entities that provide significant accounting or administrative services to the Company to discuss matters relating to the Company’s accounting and compliance as well as other Company-related matters.

(e)	The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

(f)	The Audit Committee may select one of its members to be the chair and may select a vice chair.

(g)	A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

(h)	The Board shall adopt and approve this Charter and may amend it on the Board’s own motion. The Audit Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

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APPENDIX 3

PACHOLDER HIGH YIELD FUND, INC.

NOMINATING COMMITTEE CHARTER

The Board of Directors (the “Board”) of Pacholder High Yield Fund, Inc. (the “Fund”) has established a Nominating Committee (the “Committee”), which is constituted and has the responsibilities and exercises the powers and authority delegated by the Board, as set forth in this Nominating Committee Charter (“Charter”) as from time to time amended.

I. Membership and Qualifications

The Committee shall be composed of those members of the Board who are not officers of the Fund or otherwise “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”). The members of the Committee shall receive no compensation from the Fund except compensation for service as a member of the Fund’s Board or a committee of the Board and shall be free from any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as members of the Committee.

II. Purposes and Function of the Committee

The purposes of the Committee are:

(1)	To identify and recommend for nomination candidates to serve as Board members who are not “interested persons” of the Fund as that term is defined in the 1940 Act (“Independent Directors”);

(2)	To evaluate and make recommendations to the full Board regarding potential Board candidates who are “interested persons” of the Fund (“Interested Persons”) as that term is defined by the 1940 Act; and

(3)	To review periodically the workload and capabilities of Board members and, as the Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board are warranted.

III. Duties and Powers

To carry out its purpose, the Committee has the following duties and powers:

(1)	To consider recommendations for candidates from any source it deems appropriate, including shareholders. The names of potential candidates may be accepted from Board members, the Fund’s shareholders, legal counsel to the Fund or other such sources as the Committee deems appropriate.

(2)	To evaluate candidates’ qualifications for Board membership and their independence from the Fund’s investment adviser and other principal service providers. The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships (e.g., business, financial or family relationships with the investment adviser or other principal service providers) that might impair independence. In determining candidates’ qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board.

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(3)	To recommend to the Board the selection and nomination of candidates for election as director, whether proposed to be appointed by the Board or to be elected by shareholders.

(4)	To periodically review the composition of the Board and each committee thereof and the backgrounds and skill sets of the Board and committee members to determine whether it may be appropriate to recommend adding or removing directors. The Committee shall propose to the Board and the Independent Directors changes to the number of positions on the Board and each committee. The Committee shall also review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized.

IV. Criteria for Selecting Nominees

The Committee shall nominate candidates for new or vacant Board positions based on its evaluation of which applicants or potential candidates are most qualified to serve and protect the interests of the Fund’s shareholders and to promote the effective operations of the Board. In order for the Committee to consider an applicant or potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions and/or prior board experience; and (8) any knowledge and experience relating to investment companies and investment company governance (collectively, “Preliminary Information”).

A successful candidate should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Committee also shall consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness.

V. Submissions by Shareholders of Potential Nominees

The Committee shall consider potential candidates for nomination identified by one or more shareholders of the Fund. Shareholders can submit recommendations in writing to the attention of the chair of the Committee at an address to be maintained by the Fund’s management for this purpose. In order to be considered by the Committee, any shareholder recommendation must include the Preliminary Information set forth in Section IV above.

Following an initial evaluation by the Committee based on the Preliminary Information, a successful candidate proposed by a shareholder must:

(1)	Demonstrate the integrity, experience, sound business judgment, talents and commitment necessary to fulfill the fiduciary duties inherent in Board membership and to add value to the Board’s performance of its duties;

(2)	Be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee in evaluating the candidate and determining, among other matters, whether the candidate would be an Independent Director under the 1940 Act or otherwise have material relationships with principal service providers to the Fund;

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(3)	Submit character references and agree to appropriate background checks;

(4)	Demonstrate the disposition to act independently from management, but effectively within a Board composed of a number of members;

(5)	Be willing to meet with one or more members of the Committee at a time and location convenient to those Committee members in order to discuss the candidate’s qualifications; and

(6)	If nominated, elected and qualified, be able to prepare for and attend in person Board and committee meetings at various locations in the United States.

VI. Interested Persons

The Committee shall evaluate those Interested Persons who are proposed by management of the Fund to serve as Board members and then make appropriate recommendations to the Board regarding such proposed nominees. The Committee shall review such information as it deems appropriate in order to make this evaluation. At its option, the Committee also can seek to interview any such potential nominee.

VII. Committee Procedures

(1)	The Committee may select one of its members to be the chair.

(2)	The Committee shall meet on a regular basis and at least annually and is empowered to hold special meetings. Meetings may be in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and the Fund’s bylaws. The chair or a majority of the members shall be authorized to call a meeting of the Committee and send notice thereof. Notice of meetings shall be made to each member by any reasonable means at least one week in advance of a meeting, except two days’ notice of a meeting shall be sufficient when, in the judgment of the chair or a majority of the members, more notice is impractical or special circumstances exist requiring a meeting in less than a week’s time.

(3)	The Committee shall have the authority to meet privately, to admit non-members individually by invitation and to retain special counsel and other experts or consultants at the reasonable expense of the Fund.

(4)	A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

(5)	The Board shall adopt and approve this Charter and may amend it on the Board’s own motion. The Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

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EXHIBIT 1

FORM OF INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of the [    ] day of [        ], 2005, by and between Pacholder High Yield Fund, Inc., a Maryland corporation (hereinafter called the “Fund”), and Pacholder & Company, LLC, an Ohio limited liability company (hereinafter called the “Adviser”).

WHEREAS, the Fund is engaged in business as a diversified, closed-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of acting as investment adviser;

WHEREAS, the Fund desires to retain the Adviser to render management and investment advisory services in the manner and on the terms and conditions hereinafter set forth; and

WHEREAS, the Adviser desires to be retained to perform services on said terms and conditions;

NOW, THEREFORE, in consideration of the promises and the mutual covenants hereinafter contained, the Fund and the Adviser agree as follows:

1.  Duties and Responsibilities of Adviser.

A.  Investment Advisory Services.    The Fund hereby retains the Adviser to act as investment manager of the Fund and, subject to the supervision of the Fund’s Board of Directors, to supervise the investment activities of the Fund as hereinafter set forth giving due consideration to the policies of the Fund as expressed in the Fund’s Registration Statement on Form N-2 under the 1940 Act and under the Securities Act of 1933, as amended, as well as to the factors affecting the status of the Fund as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. Without limiting the generality of the foregoing, the Adviser:

(i)	shall obtain and evaluate such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties hereunder;

(ii)	shall continuously manage the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund;

(iii)	shall determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and

(iv)	shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Adviser shall deem necessary or appropriate. The Adviser shall also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request.

B.  Reports to Fund.    The Adviser shall furnish to or place at the disposal of the Fund such information, reports, evaluations, analyses and opinions related to the Fund’s investments and investment activities, and the

1

Adviser’s investment outlook and strategy as the Fund may, at any time or from time to time, reasonably request or as the Adviser may deem helpful to the Fund.

C.  Fund Personnel.    The Adviser agrees to permit individuals who are officers or employees of the Adviser to serve (if duly elected or appointed) as officers, directors, members of any committee of directors, members of any advisory board, or members of any other committee of the Fund, without remuneration from or other cost to the Fund.

2.  Allocation of Expenses.

A.  Expenses Paid by Adviser.    The Adviser shall bear the cost of rendering the investment management and supervisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees of the Fund who are employees of the Adviser or any corporate affiliate of the Adviser, if any, and provide such office space, facilities and equipment and maintain such records as required by applicable law or as the Advisor shall reasonably require in the management of the assets of the Fund. The Adviser shall also bear the cost of telephone service, heat, light, power and other utilities provided to the Fund.

B.  Expenses Paid by Fund.    The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including without limitation: the charges and expenses of any registrar, any fund administrator, any fund accountant, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers’ commissions and other transaction expenses chargeable to the Fund in connection with portfolio transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the cost and expense of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel and the costs and expenses of preparation, printing (including typesetting) and distributing a prospectus for such purposes); all expenses of shareholders’ and directors’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees of directors or members of any advisory board or committee who are not employees of the Adviser or any corporate affiliate of the Adviser; travel expenses of directors; all expenses incident to the payment of any dividend reinvestment program; charges and expenses of any outside service used for pricing of the Fund’s portfolio securities; charges and expenses of legal counsel, including counsel to the directors of the Fund who are not “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; fees and expenses incident to the listing of the Fund’s shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); fees and expenses of counsel, accountants and investment bankers; and all other charges and costs of the Fund’s operation unless otherwise explicitly provided herein.

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3.  Compensation.

A.  Fulcrum Fee.    As full compensation for the services provided, facilities furnished and expenses paid by the Adviser under this Agreement, the Fund agrees to pay the Adviser an annual investment advisory fee, which increases and decreases proportionately based on the investment performance of the Fund in relation to the investment record of the Credit Suisse First Boston (CSFB) High Yield Index, Developed Countries Only (the “Index”). The advisory fee shall be computed and paid monthly as soon as practicable after the end of each calendar month, as follows:

(i)	If the Fund’s investment performance for the 12 months immediately preceding the end of the month is equivalent to the investment record of the Index for the same 12-month period, then the advisory fee shall be computed at the annual rate of 0.90% of the Fund’s average net assets. The rate at which the advisory fee is computed shall be increased or decreased from the 0.90% fulcrum fee by 10% of the amount by which the investment performance of the Fund exceeds or is less than the investment record of the Index, up to a maximum of 1.40% and down to a minimum of 0.40%. For purposes of calculating the amount of the advisory fee, the Fund’s average net assets shall be determined by taking the average of all determinations of such net assets during the applicable 12-month period and the Fund’s net assets shall mean the total assets of the Fund minus accrued liabilities of the Fund other than the principal amount of any outstanding senior securities representing indebtedness (within the meaning of Section 18 of the 1940 Act). The investment performance of the Fund and the investment record of the Index shall be determined in accordance with the Advisers Act and the rules and regulations promulgated thereunder.

(ii)	The compensation payable to the Adviser after the end of each month shall be equal to the amount of the annual advisory fee calculated as provided in sub-paragraph (i) above reduced by the payments of advisory fees previously made by the Fund to the Adviser, net of any payments of refunds of advisory fees by the Adviser to the Fund, in respect of the applicable 12-month period. In the event that such prior payments should exceed the amount of the annual advisory fee payable hereunder, the Adviser shall refund to the Fund such excess as soon as practicable after the end of the month.

(iii)	Notwithstanding the foregoing, during the 12-month period immediately following the date on which this Agreement takes effect, the Fund shall pay the Adviser the minimum fee payable under the Agreement and any balance due based on the Fund’s investment performance during the period shall be paid to the Adviser upon completion of such period.

B.  Proration.    If the Adviser shall serve for less than the whole of any month, the investment advisory fee shall be prorated on the basis of the 12-month period immediately preceding the date of termination of this Agreement.

4.  Brokerage.    Subject to the approval of the Board of Directors of the Fund, the Adviser, in carrying out its duties under Section 1. A., may cause the Fund to pay a broker-dealer which furnishes brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a higher commission than that which might be charged by another broker-dealer, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the Exchange Act).

5.  Adviser’s Use of the Services of Others.    The Adviser may (at its cost except as contemplated by Sections 2 and 4 of this Agreement) employ, retain or otherwise avail itself of the services or facilities of other

3

persons or organizations for the purpose of providing the Adviser or the Fund with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Fund, or in the discharge of the Adviser’s overall responsibilities with respect to the other accounts which it serves as investment adviser.

6.  Ownership of Records.    All records required to be maintained and preserved by the Fund pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act and maintained and preserved by the Adviser on behalf of the Fund are the property of the Fund and will be surrendered by the Adviser promptly on request by the Fund.

7.  Limitation of Liability of Adviser.    The Adviser will use its best efforts in the supervision and management of the investment activities of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder the Adviser shall not be liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission by the Adviser or for any losses sustained by the Fund or its shareholders.

8.  Services to Other Clients.    Subject to Section 12 of this Agreement, nothing contained in this Agreement shall prevent the Adviser or any affiliated person of the Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way bind or restrict the Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

9.  Use of Adviser’s Name.    The Fund may include the name “Pacholder” or any other name derived from the name “Pacholder” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Adviser as investment adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, the Fund will (by corporate action, if necessary) cease to use any name derived from the name “Pacholder”, any name similar thereto or any other name indicating that it is advised by or otherwise connected with the Adviser, or with any organization which shall have succeeded to the Adviser’s business as investment adviser.

10.  Term of Agreement.    This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein shall continue in effect until June 30, 2005. Thereafter, if not terminated, this Agreement shall continue in effect for successive periods of 12 months each ending on June 30 of each year, provided such continuance is specifically approved at least annually by the vote of holders of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund or by the Board of Directors of the Fund, and, in either event, by the vote of a majority of the directors of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon 30 days’ written notice to the Adviser, either by majority vote of the directors of the Fund or by the vote of the holders of a majority of the

4

outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the 1940 Act and the rules thereunder) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Adviser may terminate this Agreement without payment of penalty on 180 days’ written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

11.  Amendment.    This Agreement may be amended subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (“Commission”) or any rules or regulations adopted by, or interpretive releases of, the Commission, by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Adviser shall be liable for failing to do so.

12.  Allocation of Services.    The Adviser reserves the right to manage other investment accounts, including those with investment objectives similar to the Fund. Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among the portfolios of its other investment accounts whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered by the Adviser will be the respective investment objectives of the Fund and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other accounts, the size of investment commitments generally held by the Fund and such accounts, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts.

13.  Governing Law.    This Agreement shall be construed in accordance with the laws of the State of Ohio and the applicable provisions of the 1940 Act and the Advisers Act. To the extent the applicable law of the State of Ohio, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act or the Advisers Act, the latter shall control.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in Cincinnati, Ohio.

WITNESS:	PACHOLDER HIGH YIELD FUND, INC.

By:

WITNESS:	PACHOLDER & COMPANY, LLC By: PACHOLDER ASSOCIATES, INC.

By:

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Pacholder High Yield Fund, Inc.	MMMMMMMMMMMM 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000 ext 000000000.000 ext 000000000.000 ext C 1234567890 J N T

Annual Meeting Proxy Card	Common Stock

A	Election of Directors

1.	The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold
01 – Daniel A. Grant	☐	☐

02 – John F. Williamson	☐	☐

B	Issue
The	Board of Directors recommends a vote FOR the following proposal.

	For	Withhold	Abstain
2. To approve the New Advisory Agreement between the Adviser and Fund effective upon termination of the Current Advisory Agreement.	☐	☐	☐

C	Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.

Please sign exactly as your name appears on this proxy. An executor, administrator, trustee or guardian should sign as such. If more than one trustee, all should sign. ALL JOINT OWNERS MUST SIGN. If a corporation, please provide the full name of the corporation and the name of the authorized officer signing on its behalf.

Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box	Date (mm/dd/yyyy)
/ /

1 U P X      H H H      P P P P      0047331

001CD40001 00E3NA

Proxy — Pacholder High Yield Fund, Inc.

2004 ANNUAL MEETING

Common Stock, $.01 Par Value

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints William J. Morgan, James E. Gibson and James P. Shanahan, Jr., and each of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote as designated below on this card, all the shares of Common Stock, par value $.01 per share, of Pacholder High Yield Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of shareholders to be held on February 22, 2005, and at any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted “FOR” all proposals. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND RETURN USING THE ENVELOPE PROVIDED.

00E3PC

Pacholder High Yield Fund, Inc.	MMMMMMMMMMMM 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000 ext 000000000.000 ext 000000000.000 ext Holder Account Number C 1234567890 J N T

Annual Meeting Proxy Card                                                              Preferred Stock

[A]	Election of Directors

1.	The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold
01 –William J. Morgan	☐	☐

02 – George D. Woodard	☐	☐

03 – Daniel A. Grant	☐	☐

04 – John F. Williamson	☐	☐

[B]	Issue

The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain
2. To approve the New Advisory Agreement between the Adviser and Fund effective upon termination of the Current Advisory Agreement.	☐	☐	☐

[C]	Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

Please sign exactly as your name appears on this proxy. An executor, administrator, trustee or guardian should sign as such. If more than one trustee, all should sign. ALL JOINT OWNERS MUST SIGN. If a corporation, please provide the full name of the corporation and the name of the authorized officer signing on its behalf.

Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box	Date (mm/dd/yyyy)
/ /

1 U P X     H H H     P P P P     0047332

001CD40001         00E3QA

Proxy — Pacholder High Yield Fund, Inc.

2004 ANNUAL MEETING

Series W Auction Rate Cumulative Preferred Stock, $.01 Par Value

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints William J. Morgan, James E. Gibson and James P. Shanahan, Jr., and each of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote as designated below, all the shares of Series W Auction Rate Cumulative Preferred Stock, par value $.01 per share, of Pacholder High Yield Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of shareholders to be held on February 22, 2005, and at any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted “FOR” all proposals. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

00E3RC